Exhibit 99.01

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 November, 1998
           Series 1998-01, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                      $      564,374.35
                                                                 ---------------
        (b)    Interest                                       $      993,858.16
                                                                 ---------------
        (c)    Total                                          $    1,558,232.51
                                                                 ---------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                      $      221,958.44
                                                                 ---------------
        (b)    Interest                                       $      387,214.11
                                                                 ---------------
        (c)    Total                                          $      609,172.55
                                                                 ---------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                      $      342,415.91
                                                                 ---------------
        (b)    Interest                                       $      606,644.05
                                                                 ---------------
        (c)    Total                                          $      949,059.96
                                                                 ---------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                      $      155,224.45
                                                                 ---------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                      $    4,247,818.51
                                                                 ---------------
        (b)    Interest                                       $       25,576.81
                                                                 ---------------
        (c)    Total                                          $    4,273,395.32
                                                                 ---------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                         $            0.00
                                                                 ---------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                               $            0.00
                                                                 ---------------

 10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 11. Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                     $  160,136,939.43
                                                                 ---------------

13.     Available Funds:                                      $    5,895,285.05
                                                                 ---------------

14.     Realized Losses for prior month:                      $            0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                   $            0.00
                                                                 ---------------

17.      Compensating Interest Payment:                       $        3,606.28
                                                                 ---------------

18.      Total interest payments:                             $      927,867.74
                                                                 ---------------

19. Interest
                               Unpaid Class
      Accrued Certificate   Interest Shortfalls     Interest
Class      Interest                                  Payable       Pay-out Rate
-----      --------         -------------------      -------       ------------
R     $            0.00   $              0.00   $          0.00    %0.000000000
PO    $            0.00   $              0.00   $          0.00    %0.000000000
A1    $      289,507.34   $              0.00   $    289,507.34    %6.749999896
A2    $      468,604.90   $              0.00   $    468,604.90    %6.750000048
A3    $      145,150.21   $              0.00   $    145,150.21    %6.749999924
M     $        8,201.61   $              0.00   $      8,201.61    %6.750002037
B1    $        5,467.73   $              0.00   $      5,467.73    %6.750000964
B2    $        2,733.85   $              0.00   $      2,733.85    %6.749997747
B3    $        4,374.19   $              0.00   $      4,374.19    %6.750001804
B4    $        1,640.31   $              0.00   $      1,640.31    %6.749997608
B5    $        2,187.60   $              0.00   $      2,187.60    %6.749986925

20.      Principal Distribution Amount:                       $    4,967,417.31
                                                                 ---------------

21.      Principal Distribution Amount per Certificate:

                            Principal Distribution       Accrual Amount
                            ----------------------       --------------
        Class R             $                 0.00       $        0.00
        Class PO            $               635.62       $        0.00
        Class A1            $         1,587,126.04       $        0.00
        Class A2            $         3,276,506.67       $        0.00
        Class A3            $            88,198.00       $        0.00
        Class SUP           $                 0.00       $        0.00
        Class M             $             4,983.56       $        0.00
        Class B1            $             3,322.37       $        0.00
        Class B2            $             1,661.18       $        0.00
        Class B3            $             2,657.90       $        0.00
        Class B4            $               996.71       $        0.00
        Class B5            $             1,329.26       $        0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                               $          0.00
                                                                  -------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                               $          0.00
                                                                  -------------

24.     Subordinate Certificate Writedown Amount:              $          0.00
                                                                  -------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                  B1        $              0.00     $              0.00
                  B2        $              0.00     $              0.00
                  B3        $              0.00     $              0.00
                  B4        $              0.00     $              0.00
                  B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                             $           0.00
                                                                 --------------

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:                        Yes         No
                                                   ---         --
         Class-B1                                   X
         Class-B2                                   X
         Class-B3                                   X
         Class-B4                                   X
         Class-B5                                   X

 2.     Base Servicing Fee amount:                            $       38,976.49
                                                                      ----------

 3.     Supplemental Servicing Fee amount:                    $       55,601.91
                                                                      ----------

 4.     Credit Losses for prior month:                        $            0.00
                                                                      ----------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:           % 97.348190     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 6.     Group I Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 7.     Group II Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 8.     Senior Prepayment Percentage:
                                     %100.000000     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 11.    Junior Percentage:           %  2.651810
                                      -----------

 12.    Junior Prepayment Percentage:
                                     %  0.000000
                                      -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations